Supplement dated November 22, 2024, to the Updating Summary Prospectus and Prospectus dated

May 1, 2024, for Schwab Advisor Choice Variable Annuity contracts issued by Empower Annuity Insurance Company of America

Variable Annuity-1 Series Account

Supplement dated November 22, 2024, to the Updating Summary Prospectus and Prospectus dated

May 1, 2024, for Schwab Advisor Choice Variable Annuity contracts issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity-1 Series Account of New York

This Supplement amends certain information in your variable annuity contract prospectus and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference.

Effective November 15, 2024, a Portfolio available under your Contract has changed its name as follows:

CURRENT PORTFOLIO NAME	NEW PORTFOLIO NAME
DFA VA U.S. Targeted Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio

All references to the portfolio in your Prospectuses are hereby replaced with the new portfolio name.

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If you have any questions regarding this Supplement please contact your investment professional or us by calling toll free at 1-800-838-0650. You may also obtain fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please keep this Supplement for future reference.